UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

February 8, 2005

AMEREN CORPORATION
(Exact name of registrant as specified in its charter)

Missouri	1-14756	43-1723446
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1901 Chouteau Avenue, St. Louis, Missouri 63103
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (314) 621-3222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2—FINANCIAL INFORMATION

ITEM 2.02 Results of Operations and Financial Condition.

On February 8, 2005, Ameren Corporation (the “Registrant”) issued a press release announcing its earnings for the fourth quarter and fiscal year ended December 31, 2004. The press release is attached as Exhibit 99.1 and is incorporated herein by reference. The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act.

The information contained in Exhibit 99.2 shall be deemed filed for purposes of Section 18 of the Exchange Act and shall be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act or the Exchange Act.

SECTION 8—OTHER EVENTS

ITEM 8.01 Other Events.

In its press release dated February 8, 2005, the Registrant disclosed the following unaudited consolidated financial statements: Statement of Income for the three-months and twelve-months ended December 31, 2004 and December 31, 2003, Statement of Cash Flows for the twelve-months ended December 31, 2004 and December 31, 2003 and Balance Sheet at December 31, 2004 and December 31, 2003. The Registrant hereby incorporates such information by reference into this Item 8.01 of this Current Report on Form 8-K.

SECTION 9—FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01 Financial Statements and Exhibits.

Exhibit Number:	Title:
99.1	Press release regarding earnings for the year and quarter ended December 31, 2004, issued on February 8, 2005 by Ameren Corporation.
99.2*
Ameren Corporation’s Unaudited Statement of Income for the three-months and twelve-months ended December 31, 2004 and December 31, 2003, Statement of Cash Flows for the twelve-months ended December 31, 2004 and December 31, 2003 and Balance Sheet at December 31, 2004 and December 31, 2003.

________________________
* Exhibit 99.2 is intended to be deemed filed rather than furnished pursuant to General Instructions B.2 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMEREN CORPORATION
(Registrant)

/s/ Martin J. Lyons__________________
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

Date: February 8, 2005

Exhibit Index

Exhibit Number:	Title:
99.1	Press release regarding earnings for the year and quarter ended December 31, 2004, issued on February 8, 2005 by Ameren Corporation.
99.2*
Ameren Corporation’s Unaudited Statement of Income for the three-months and twelve-months ended December 31, 2004 and December 31, 2003, Statement of Cash Flows for the twelve-months ended December 31, 2004 and December 31, 2003 and Balance Sheet at December 31, 2004 and December 31, 2003.

________________________
* Exhibit 99.2 is intended to be deemed filed rather than furnished pursuant to General Instructions B.2 of Form 8-K.